UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 17, 2025
Date of Report (Date of earliest event reported)
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Krispy Kreme, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40573	37-1701311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2116 Hawkins Street, Suite 101, Charlotte, North Carolina 28203
(Address of principal executive offices)

(800) 457-4779
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DNUT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 17, 2025, Krispy Kreme, Inc. (the “Company”) held its virtual annual meeting of stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting and the votes cast with respect to each matter are set forth below.
Proposal 1: Election of Directors
The Company’s stockholders elected nine directors to hold office for a one-year term and until his or her successor shall have been elected and qualified.

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Marissa Andrada	108,217,898	5,710,483	41,644	19,646,739
Patricia Capel	106,169,499	5,371,976	2,428,550	19,646,739
Joshua Charlesworth	109,257,892	2,285,880	2,426,253	19,646,739
David Deno	113,429,036	510,410	30,579	19,646,739
Patrick Grismer	113,546,278	342,973	80,774	19,646,739
Bernardo Hees	108,530,165	3,010,049	2,429,811	19,646,739
Gerhard Pleuhs	113,169,045	765,342	35,638	19,646,739
Easwaran Sundaram	113,532,120	400,249	37,656	19,646,739
Gordon von Bretten	106,758,786	4,736,048	2,475,191	19,646,739
Proposal 2: Advisory Resolution to Approve Executive Compensation
The Company’s stockholders approved an advisory resolution regarding the Company’s executive compensation.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
113,335,224	592,830	41,971	19,646,739
Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2025.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
132,996,190	477,630	142,944	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME, INC.

Dated: June 19, 2025

By:    /s/ Atiba Adams

Name:	Atiba Adams
Title:	Chief Legal Officer and Corporate Secretary